Exhibit 99.1

Aesther Healthcare Acquisition Corp. and United Gear & Assembly, Inc. (High Precision Gears for Electric Vehicles) Announce Definitive Merger Agreement

Combined Company Expected to Trade on the NASDAQ Post-close under Ticker Symbol EVGT

New York, NY, May 27, 2022 (ACCESSWIRE) – Aesther Healthcare Acquisition Corp. (Nasdaq: AEHA) (“Aesther”), a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, today announced that it has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with United Gear & Assembly, Inc. (“United Gear”), a manufacturer of high precision gears for electric vehicles and other rapidly developing industries. Upon closing of the transaction, United Gear will be a wholly-owned subsidiary of Aesther (the “Business Combination”). In addition, Aesther will change its name to EVGT LTD and its common stock and warrants are expected to be listed on Nasdaq, under the symbols “EVGT” and “EVGTW,” respectively, upon closing of the transaction.

United Gear, a subsidiary of United Stars Holdings, Inc. (“United Stars”), a diversified provider of cutting-edge industrial products, will be led by United Stars chairman, Roger West, as its Executive Chairman, and Todd Romanoski as its President and CEO.

With more than 515 unique parts produced in 2022, United Gear has developed a broad global customer base for which it designs and manufactures high precision gears for multiple large end markets, with key customers already in place. These high-growth, multi-billion dollar markets include the $287.4B electric vehicles market, for which United Gear supplies parts for Lucid; the $3.8T automotive market, for which United Gear supplies electric vehicle parts for Volvo, HUSCO, Dana and GM, and legacy customers TREMEC and Tsubaki; the $7.3T construction market, for which United Gear supplies parts for Allison Transmission, Toyota, Ingersol Rand, and Caterpillar; the $1.8T mining market, with customers Cummins, GKN Driveline and Caterpillar; and the $11.0T U.S agriculture market, for which United Gear works with John Deere.

United Gear President Todd Romanoski commented, “We have a proven track record for innovation across multiple industries, and we believe we are at the forefront of helping new electric vehicle customers and legacy customers in the automotive market convert their fleets to electric vehicles. Now is an important time, as regulations across industries are changing, requiring better emissions and fuel economy targets. We believe it has never been more important to develop electrified vehicles for these industries, and our technology is expected to be instrumental in optimizing these new models. Most of our industries are growing, and we believe that the adoption rates will only continue to increase as the technology continues to improve.”

Suren Ajjarapu, Chairman and CEO of Aesther added, “We believe the combination of Aesther and United Gear will result in a profitable public company that provides a positive valuation with increasing revenue into a market category that has already demonstrated significant success with room for continued growth. United Gear’s long-standing customer relationships, supply chain expertise, history of quality and precision, and U.S. headquarters and manufacturing facilities make it an attractive partner for our investors, and we look forward to collaborating to complete its entry into the public market. United Gear is a strategic U.S. asset that is capitalizing on the trends towards U.S. manufacturing reshoring.”

Advisors

Ellenoff Grossman & Schole LLP is serving as legal advisor to Aesther and Barack Ferrazzano Kirschbaum & Nagelberg LLP is acting as legal advisor to United Gear. EF Hutton, division of Benchmark Investments, LLC, is serving as capital markets advisor to Aesther. Colonnade Securities LLC is acting as financial advisor to United Stars.

About Aesther

Aesther is a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its principals possess public and private market investing experience and operational knowledge to bring value added benefits to the target, including strong access to transformative technologies. The current management team, which has a diverse background, believes it can source, evaluate and transact with potential future acquisition targets, as well as the ability to step into management roles and/or operational support, if needed. The Aesther team has substantial experience investing in and operating businesses in multiple sectors, as well as a significant long-term track record in creatively structuring transactions to unlock and maximize value.

About United Gear

For nearly 50 years, Hudson Wisconsin-based United Gear has been a supplier of precision gears, shafts, and related assemblies to global OEMs. With a vast combination of production machines, precision measuring tools, and professional skills, United Gear successfully delivers products demanding tighter tolerances, shorter deadlines and greater added value. Its quality control and state of the art manufacturing process create a unified and integrated system. United Gear is ISO/IATF 16949 registered, assuring consistency of product and quality of performance for its customers. We are proud members of the American Gear Manufacturers Association. In 2017, United Gear expanded its prototype department to accommodate a broader range of products.

Additional Information and Where to Find It

In connection with the Merger Agreement and the proposed Business Combination, Aesther intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A relating to the proposed Business Combination. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that Aesther has filed or may file with the SEC in connection with the proposed Business Combination. Aesther’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto, the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about Aesther, United Gear, the Merger Agreement and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of Aesther as of a record date to be established for voting on the Business Combination. Stockholders of Aesther will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Aesther Healthcare Acquisition Corp., 515 Madison Avenue, Suite 8078, New York, NY 10022, Attention: Mr. Suren Ajjarapu.

Participants in the Solicitation

Aesther, United Gear and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Aesther’s stockholders with respect to the Business Combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the Business Combination of Aesther’s directors and officers in Aesther’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC, and such information with respect to United Gear’s directors and executive officers will also be included in the proxy statement.

No Offer or Solicitation

This press release will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between Aesther and United Gear, including without limitation statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the implied enterprise value, future financial condition and performance of United Gear and the combined company after the closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the pre-money valuation of United Gear (which is subject to certain inputs that may change prior to the closing of the Business Combination and is subject to adjustment after the closing of the Business Combination), the level of redemptions of Aesther’s public stockholders and the products and markets and expected future performance and market opportunities of United Gear. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Aesther’s securities; (ii) the risk that the proposed Business Combination may not be completed by Aesther’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Aesther; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of Aesther; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by Company’s stockholders; (vi) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Global Market’s initial listing standards in connection with the consummation of the contemplated Business Combination; (vii) the effect of the announcement or pendency of the Business Combination on United Gear’s business relationships, operating results, and business generally; (viii) risks that the proposed Business Combination disrupts current plans and operations of United Gear; (ix) the outcome of any legal proceedings that may be instituted against United Gear or against Aesther related to the Merger Agreement or the proposed Business Combination; (x) changes in the markets in which United Gear competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that United Gear may not be able to execute its growth strategies; (xiii) risks related to the ongoing COVID-19 pandemic and response, including supply chain disruptions; (xiv) risk that United Gear may not be able to develop and maintain effective internal controls; (xv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Business Combination and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of United Gear to grow and manage growth economically and hire and retain key employees; and (xvii) and those factors discussed in Aesther’s filings with the SEC and that that will be contained in the proxy statement relating to the proposed Business Combination.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents to be filed by Aesther from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while United Gear and Aesther may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of United Gear or Aesther gives any assurance that United Gear or Aesther, or the combined company, will achieve its expectations.

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